SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  March 23, 2004
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                       GREAT WALL ACQUISITION CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                      333-110906              20-0178991
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 (State or Other Jurisdiction            (Commission            (IRS Employer
       of Incorporation)                File Number)         Identification No.)




660 Madison Avenue, 15th Floor, New York, New York                 10021
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     (Address of Principal Executive Offices)                   (Zip Code)




Registrant's telephone number, including area code:  (212) 753-0804
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On March 23, 2004, the initial public offering ("IPO") of 4,000,000 Units ("Units") of Great Wall Acquisition Corporation (the "Company") was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share ("Common Stock"), and two Warrants ("Warrants"), each to purchase one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $24,000,000. Audited financial statements as of March 23, 2004 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

     The Company has been informed by Broadband Capital Management LLC, the representative of the underwriters in the IPO, that, if this Current Report on Form 8-K is filed on March 23, 2004, then separate trading of the Common Stock and Warrants underlying the Company's Units may commence on or about March 30, 2004. A copy of the press release announcing separate trading of the Common Stock and Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.  Financial Statement and Exhibits

         (c) Exhibits:

                  Exhibit 99.1       Audited Financial Statements

                  Exhibit 99.2       Press release dated March 23, 2004

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 23, 2004           GREAT WALL ACQUISITION CORPORATION



                              By: /s/ Kin Shing Li
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                                  Kin Shing Li
                                  Chairman of the Board,
                                  Chief Executive Officer and Secretary